INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES
Income Taxes

Income tax expense consisted of the following components:

(Dollars in thousands)	2018	2017	2016
Current expense
Federal	$34,330	$22,599	$40,537
State	1,029	1,265	1,322
Total current expense	35,359	23,864	41,859
Deferred expense (benefit)
Federal	4,675	(4,657)	528
State	1,592	169	(182)
Total deferred expense (benefit)	6,267	(4,488)	346
Income tax expense	$41,626	$19,376	$42,205

The difference between the federal income tax rates applied to income before income taxes, and the effective rates were due to the following:

(Dollars in thousands)	2018	2017	2016
Income taxes computed at federal statutory rate on income before income taxes (21% in 2018; 35% in 2017 and 2016)	$44,986	$40,657	$45,756
Benefit from tax-exempt income	(4,499)	(3,427)	(2,911)
Tax credits	(5,439)	(16,806)	(2,691)
Tax rate reduction impact	0	(8,191)	0
Basis reduction on historic tax credit	0	4,599	0
Tax benefit of equity compensation	(565)	(1,449)	(72)
State income taxes, net of federal tax benefit	2,070	932	741
Affordable housing investments	4,725	2,798	1,923
Other	348	263	(541)
Income tax expense	$41,626	$19,376	$42,205

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. As a result, First Financial revalued its deferred tax assets and liabilities as well as its investments in affordable housing projects utilizing a 21% federal rate compared to a 35% rate in prior periods.

The major components of the temporary differences that gave rise to deferred tax assets and liabilities at December 31, 2018, and 2017, were as follows:

(Dollars in thousands)	2018	2017
Deferred tax assets
Allowance for loan and lease losses	$12,782	$12,134
Fair value adjustments on business combinations	11,199	369
Deferred compensation	392	384
Postretirement benefits other than pension liability	676	564
Accrued stock-based compensation	1,145	932
OREO write-downs	118	97
Interest on nonaccrual loans	1,160	616
Accrued expenses	5,808	3,051
Net unrealized losses on investment securities and derivatives	3,221	249
State net operating loss	3,119	0
Federal tax credit carryforwards	873	0
Other	425	339
Total deferred tax assets	40,918	18,735

Deferred tax liabilities
Tax depreciation in excess of book depreciation	(9,530)	(2,510)
FHLB and FRB stock	(4,044)	(3,384)
Mortgage-servicing rights	(2,285)	(343)
Leasing activities	(3,881)	(2,792)
Retirement obligation	(6,614)	(8,888)
Intangible assets	(12,310)	(11,559)
Deferred loan fees and costs	(131)	(371)
Prepaid expenses	(582)	(210)
Limited partnership investments	(2,367)	(1,230)
Other	(1,867)	(2,415)
Total deferred tax liabilities	(43,611)	(33,702)
Total net deferred tax liability	$(2,693)	$(14,967)

In conjunction with the MSFG merger, First Financial acquired $3.9 million of state net operating losses, which begin to expire in 2022. The Company expects to fully utilize these net operating losses and, therefore, a valuation allowance is not required at December 31, 2018. The Company also acquired $0.9 million of federal alternative minimum tax credit carryforwards in its merger with MSFG, which are expected to be fully utilized in 2019. The acquired MSFG state net operating loss and federal tax credits are subject to IRC Section 382 and are limited annually.

The realization of the Company’s deferred tax assets is dependent upon the Company’s ability to generate taxable income in future periods, the reversal of deferred tax liabilities during the same period and the ability to carry back any losses. The Company has evaluated the available evidence supporting the realization of its deferred tax assets and determined it is more likely than not that the assets will be realized and thus no valuation allowance was recorded at December 31, 2018 and 2017.

With the acquisition of Mainsource in 2018, the Bank’s retained earnings at December 31, 2018 included base-year bad debt reserves, created for tax purposes prior to 1988, of $16.1 million.  Base-year reserves are subject to recapture in the event the Bank redeems its stock, makes distributions in excess of current and accumulated earnings and profits (as calculated for federal income tax purposes), loses its “bank” status or liquidates.  The Bank has no intention of meeting any of the criteria for recapture.  Accordingly, a deferred income tax liability of $3.4 million has not be recorded.

At both December 31, 2018 and 2017, First Financial had $2.9 million of unrecognized tax benefits, as determined in FASB ASC Topic 740-10, Income Taxes, that, if recognized, would favorably affect the effective income tax rate in future periods. A progression of unrecognized tax benefits as of December 31, 2018 and 2017 is as follows:

(Dollars in thousands)	2018	2017
Balance at beginning of year	$3,735	$3,735
Additions for tax positions of prior years	0	0
Balance at end of year	$3,735	$3,735

The unrecognized tax benefits relate to state income tax exposures where First Financial believes it is likely that, upon examination, a state may take a position contrary to the position taken by the Company. The Company believes that resolution regarding our uncertain tax positions is reasonably possible within the next twelve months and could result in full, partial or no recognition of the benefit.

First Financial recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. At December 31, 2018 and 2017, the Company had no interest or penalties recorded.

First Financial and its subsidiaries are subject to U.S. federal income tax as well as state and local income tax in several jurisdictions. Tax years prior to 2015 have been closed and are no longer subject to U.S. federal income tax examinations. Tax years 2015 through 2017 remain open to examination by the federal taxing authority.

First Financial is no longer subject to state and local income tax examinations for years prior to 2011. Tax years 2011 through 2017 remain open to state and local examination by various other jurisdictions.